National Life Insurance Company

National Variable Annuity Account II

National Variable Life Insurance Account

Supplement dated October 30, 2017

to the Prospectuses dated May 1, 2017, as supplemented to date, for the Investor Select and Varitrak Policies and for the Sentinel Advantage Variable Annuity and Sentinel Advantage Variable Annuity- 5 Contracts and to the Prospectuses dated May 1, 2009, as supplemented to date, for the Sentinel Estate Provider and Sentinel Benefit Provider Policies

Sentinel Variable Products Trust – Reorganization into the Touchstone Variable Series Trust

The Varitrak, Investor Select, Sentinel Estate Provider and Sentinel Benefit Provider policies and the Sentinel Advantage Variable Annuity and Sentinel Advantage Variable Annuity 5 contracts, each issued by National Life Insurance Company (“we” or “us”), have investment options that invest in the Sentinel Variable Products Trust (the ‘Trust”). Under the terms of an agreement with Touchstone Advisors, Inc. (“Touchstone”) and subsequent Shareholder approval, each of the series in the Trust was reorganized into a newly created series of Touchstone Variable Series Trust (the “Reorganization”), and will now be advised by Touchstone under their sub-advised mutual fund approach.

As of October 27, 2017 each of the Funds within the Trust (indicated below) transferred substantially all of its assets and substantially all of its liabilities to similar series within the Touchstone Variable Series Trust in exchange for newly-issued shares of the Touchstone Variable Series Trust Funds listed below. Shareholders of the Trust will receive shares of the Touchstone Variable Series Trust Funds with a net asset value equal to the net asset value of the shares they held immediately prior to the closing of the Reorganization.

Any policy or contract values invested in the Trust Funds have been automatically transferred to the Touchstone Funds, as indicated below.

Sentinel Variable Products Fund	Touchstone Fund (each a series of Touchstone Variable Series Trust)	Touchstone Sub-Advisor
Sentinel Variable Products Balanced Fund	Touchstone Balanced Fund	Fort Washington Investment Advisors, Inc.
Sentinel Variable Products Trust Bond Fund	Touchstone Bond Fund	Fort Washington Investment Advisors, Inc.
Sentinel Variable Products Trust Common Stock Fund	Touchstone Common Stock Fund	Fort Washington Investment Advisors, Inc.
Sentinel Variable Products Trust Small Company Fund	Touchstone Small Company Fund	Fort Washington Investment Advisors, Inc.

If you have any questions about the above fund action, please contact us at 1-800-732-8939.

THIS SUPPLEMENT SHOULD BE READ CAREFULLY TOGETHER WITH THE APPLICABLE

PROSPECTUS, AND BOTH DOCUMENTS SHOULD BE KEPT TOGETHER FOR FUTURE REFERENCE.